                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. [ ])

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Under Rule 14a-12

                               Neffs Bancorp, Inc.
            --------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        _________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                               NEFFS BANCORP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                       AND

                                 PROXY STATEMENT

                                      2004

                                www.neffsnatl.com

                                 PROXY STATEMENT
                Dated and to be mailed on or about April 12, 2004

                               NEFFS BANCORP, INC.
                                 5629 ROUTE 873
                            NEFFS, PENNSYLVANIA 18065
                                 (610) 767-3875

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 12, 2004

                                TABLE OF CONTENTS

                                                                                                PAGE
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT...........................................................................            1

GOVERNANCE OF THE CORPORATION.............................................................            2

ELECTION OF DIRECTORS.....................................................................            4

SHARE OWNERSHIP ..........................................................................            5

COMPENSATION AND PLAN INFORMATION.........................................................            7

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.............................            8

REPORT OF THE AUDIT COMMITTEE.............................................................           10

SHAREHOLDER RETURN PERFORMANCE GRAPH......................................................           12

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...................................           13

RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.....................           13

ADDITIONAL INFORMATION....................................................................           13

OTHER MATTERS.............................................................................           13

AUDIT COMMITTEE CHARTER...................................................................    EXHIBIT A

                               NEFFS BANCORP, INC.
                                 5629 ROUTE 873
                                 NEFFS, PA 18065
                                 (610) 767-3875

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 12, 2004

TO THE SHAREHOLDERS OF NEFFS BANCORP, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Neffs Bancorp, Inc. will be held at the NOVA Building, 2375 Levans Road, Coplay, Pennsylvania, on May 12, 2004, at 8 p.m., prevailing time, for the purpose of considering and voting upon the following matters:

         1. To elect 2 Class B directors each to serve for a three-year term and until their successors are elected and qualified;

         2. To ratify the selection of Beard Miller Company LLP as the corporation's independent certified public accountants for the year ending December 31, 2004; and

         3. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

         Only those shareholders of record, at the close of business on March 29, 2004 are entitled to notice of and to vote at the meeting.

         Please promptly sign the enclosed proxy card and return it in the enclosed postpaid envelope. We cordially invite you to attend the meeting. Your proxy is revocable, and you may withdraw it at any time. You may deliver notice of revocation or deliver a later dated proxy to the Secretary of the corporation before the vote at the meeting.

         We enclose, among other things, a copy of the 2003 Annual Report of Neffs Bancorp, Inc.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            __________________________________
                                            Secretary Pro-Tem

Neffs, Pennsylvania
April 12, 2004

                             YOUR VOTE IS IMPORTANT.
             PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD.

                                 PROXY STATEMENT

INTRODUCTION

         This proxy statement is furnished in connection with the solicitation of proxies by Neffs Bancorp, Inc. on behalf of the Board of Directors, for the 2004 Annual Meeting of Shareholders. This proxy statement and the related proxy form are being distributed on or about April 12, 2004.

         Neffs Bancorp, Inc. will bear the expense of soliciting proxies. In addition, to the use of the mail, directors, officers and employees of the corporation and its subsidiaries may, without additional compensation, solicit proxies.

          The annual meeting of shareholders will be held on May 12, 2004, at 8 p.m. at the NOVA Building, 2375 Levans Road, Coplay, Pennsylvania. Shareholders of record at the close of business on March 29, 2004, are entitled to vote at the meeting.

         At the annual meeting, shareholders will vote to:

                  - Elect 2 Class B directors each to serve for a three-year term;

                  - Ratify the selection of Beard Miller Company LLP as the corporation's independent public accountants for the year ending December 31, 2004; and

                  - Transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

PROXIES AND VOTING PROCEDURES

         You can vote your shares by completing and returning a written proxy card. You can also vote in person at the meeting. Submitting your voting instructions by returning a proxy card will not affect your right to attend the meeting and vote, if you later decide to attend in person.

         If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting, unless you obtain a proxy executed in your favor, from the holder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

         By properly completing a proxy, you appoint Velma Wehr and Ronald Gildner as proxy holders to vote your shares, indicated on the proxy card. Any signed proxy card not specifying to the contrary will be voted FOR:

                  - Election of the nominees identified in this proxy statement; and

                  - Ratification of the selection of independent public accountants for the year ending December 31, 2004.

         You may revoke your written proxy by delivering written notice of revocation to Dawn Hamm, Secretary Pro-Tem, Neffs Bancorp, Inc, or by executing a later dated proxy and giving written notice of the revocation to Ms. Hamm at any time before the proxy is voted at the meeting. Proxy holders will vote shares represented by proxies on the accompanying proxy, if properly signed and returned, in accordance with instructions of shareholders.

         Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

         At the close of business on March 29, 2004, Neffs Bancorp, Inc. had 197,091 shares of common stock, par value $1.00 per share, issued and outstanding.

QUORUM

         A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the conduct of business. Under Pennsylvania law and Neffs Bancorp, Inc.'s bylaws, the presence of a quorum is required for each matter to be acted upon at the meeting. Votes withheld and abstentions are counted in determining the presence of a quorum for a particular matter. Broker non-votes are not counted in determining the presence of a quorum for a particular matter as to which the broker withheld authority. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. All matters to be voted upon by the shareholders require the affirmative vote of a majority of shares voted, in person or by proxy, at the annual meeting, except in cases where the vote of a greater number of shares is required by law or under Neffs Bancorp, Inc.'s Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes are elected. Shareholders are not entitled to cumulate votes for the election of directors.

         Assuming the presence of a quorum, the two nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors will be elected. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.

         Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for the ratification of the selection of independent accountants. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the total number of shares voted from which the required majority is calculated.

                          GOVERNANCE OF THE CORPORATION

         Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, are sound and represent best practices. We continually review these governance practices, Pennsylvania law (the state in which we are incorporated), and SEC regulations, as well as best practices suggested by recognized governance authorities.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has an Audit Committee. In addition, the Board of Directors performs the functions of the Compensation Committee and the Nominating Committee.

         COMPENSATION COMMITTEE. During 2003, the Board of Directors performed the function of a compensation committee. The compensation of the Chief Executive Officer and all other executive officers of the corporation is determined by a majority of independent directors. The Chief Executive Officer is not present during voting or deliberations on his compensation.

         NOMINATING COMMITTEE. The corporation does not maintain a nominating committee. The Board of Directors performs the functions of a nominating committee. Nominations are selected by a majority of independent directors. The Board believes this process adequately performs the function of a nominating committee. Under our by-laws, nominations for director may be made only by the Board of Directors or a Board of Directors' committee, or by a shareholder of record entitled to vote. Section 10.1 Any shareholder who intends to nominate or to cause to have nominated any candidate for election of the Board of Directors (other than any candidate proposed by the Corporation's then existing Board of Directors) shall so notify the Secretary of the Corporation in writing not less than sixty (60) days prior to the date of any meeting of shareholders called for the election of directors. You can obtain a copy of the full text of the by law provision by writing to Dawn Hamm, Secretary Pro-Tem, Neffs Bancorp, Inc., 5629 Route 873, P.O. Box 10, Neffs, Pennsylvania 18065-0010.

         AUDIT COMMITTEE. The Audit Committee performs the duties set forth in its charter, which is attached to this proxy statement, which include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures, reviewing reports of examination received from regulatory authorities, and recommending, annually, to the Board of Directors the engagement of an independent certified public accountant. Members of the Audit Committee, during 2003, were John Simock, Chairman, Robert Heintzelman and Mary Ann Wagner. The Audit Committee met 10 times during 2003.

         We have no "audit committee financial expert". While, the Board of Directors does not believe that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the committee, the committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. Currently, there is no independent director available to be the audit committee financial expert. The Board of Directors continues to look for prospective directors that may be able to fill this position. In this interim period, the Audit Committee does have the authority to engage legal counsel or other experts to assist in their duties.

         The Board of Directors of Neffs Bancorp, Inc. met 10 times during 2003. There were a total of 10 meetings of the various committees of the Board of Directors in 2003. While the corporation has no specified attendance policy, all directors attended at least 75% or more of the meetings of the Board of Directors and of the various committees on which they served. All of our Directors attended the 2003 Annual Meeting of Shareholders and we expect that they will all attend this year's meeting.

SHAREHOLDER COMMUNICATIONS

         The board of directors does not have a formal process for shareholders to send communications to the board. Due to the infrequency of shareholder communications to the board of directors, the board does not believe that a formal process is necessary.

SUBMISSION OF SHAREHOLDER PROPOSALS

         If a shareholder wants us to include a proposal in our proxy statement for presentation at our 2005 annual meeting of shareholders, the proposal must be addressed to and received by the Secretary at our principal executive offices at 5629 Route 873, P.O. Box 10, Neffs, Pennsylvania 18065-0010 no later than December 13, 2004. We are not required to include any proposal received after December 13, 2004 in our proxy materials for the 2005 annual meeting.

EMPLOYEE CODE OF ETHICS

         Since 2003, we have had a Code of Ethics. Our employee Code of Ethics is applicable to our directors, officers and employees. The Code of Ethics encourages individuals to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics. The Board periodically receives reports on our compliance program. Any shareholder can request a copy of the Code of Ethics, free of charge, by writing to Dawn Hamm, Secretary Pro-Tem, at 5629 Route 873, P.O. Box 10, Neffs, Pennsylvania 18065-0010. We have also filed a copy of the Code of Ethics with the SEC as an exhibit to our December 31, 2003 Annual Report on Form 10-K.

                              ELECTION OF DIRECTORS

         Section 10.2 of the Neff Bancorp, Inc.'s bylaws provide that the Board of Directors consists of not less than five or more than twenty five persons. The Board of Directors is also divided into three classes. Each class consists, as nearly as possible, of one-third of the directors. The bylaws also provide that the directors of each class are elected for a term of three years, so that the term of office of one class of directors expires at the annual meeting each year. The Board of Directors determines the number of directors in each class.

         A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy holds office until the next annual meeting of the shareholders and until a successor is elected and qualified.

         The Board of Directors has fixed the number of directors at six. There are two nominees for the Board of Directors for election at the 2004 Annual Meeting. The Board of Directors has nominated the following two persons for election to the Board of Directors for the terms specified:

                         Nominees for Class B Directors
                            For a Term of Three Years

                               Robert Heintzelman
                                  Kevin Schmidt

         Mr. Heintzelman presently serves as a director. Mr. Schmidt currently serves as the Executive Vice President and Chief Executive Officer of The Neffs National Bank. The Board of Directors endeavors to act in the best interest of the corporation's shareholders in nominating potential candidates for directorship. The directors will review the candidate's education, prior work experience, general business knowledge, community involvement, and overall integrity prior to nomination. Based on the review of these skills and qualities, the Board of Directors as a whole recommended the nomination of Kevin Schmidt.

         In the event that any of the nominees are unable to accept nomination or election, proxy holders will vote proxies given pursuant to this solicitation in favor of other persons recommended by management. The Board of Directors has no reason to believe that any of its nominees will be unable to serve as a director if elected.

INFORMATION ABOUT NOMINEES AND CONTINUING DIRECTORS

         Information, as of March 29, 2004, concerning the two nominees to the Board of Directors and the four continuing directors appear below.

                                  Director        Principal Occupation for the Past Five Years and
Name and Age                        Since     Positions Held with Neffs Bancorp, Inc. and Subsidiaries
------------                        -----     --------------------------------------------------------
                                              Nominees - Class B Directors - For a Term of Three Years

Robert B. Heintzelman, 45           1999      Mr. Heintzelman and his family are the owners of Heintzelman Funeral
                                              Home, Inc. located in Schnecksville, Pennsylvania.

Kevin A. Schmidt, 42                 N/A      Mr. Schmidt serves as the Executive Vice President and Chief Executive
                                              Officer of The Neffs National Bank.

                                              Class A - Continuing Directors

John J. Remaley, 69                 1986      Mr. Remaley was employed by The Neffs National Bank from 1953 to 1995, when he retired. Mr. Remaley continues to serve as President of The
                                              Neffs National Bank and President and Chief Executive Officer of Neffs
                                              Bancorp, Inc. Mr. Remaley also serves on the boards of several non-profit organizations.

Herman P. Snyder, 91                1986      Mr. Snyder has been Vice President of Neffs Bancorp, Inc. since 1986 and he has been Chairman of The Neffs National Bank's board since 1986.

                                              Class C - Continuing Directors

John F. Simock, 67                  1997      Mr. Simock is the prior owner of John F. Simock, Inc., a general contracting firm, and he is now retired.

Mary Ann Wagner, 63                 2003      Ms. Wagner is the President of A. J. Henry Lumber located in Neffs,
                                              Pennsylvania.

                                 SHARE OWNERSHIP

PRINCIPAL HOLDERS

         The following table shows, to the best of our knowledge, those persons or entities, who owned of record or beneficially, on March 29, 2004 more than 5% of the outstanding Neffs Bancorp, Inc. common stock.

         Beneficial ownership of Neffs Bancorp, Inc. common stock was determined by referring to Securities and Exchange Commission Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

         - Voting power, which includes power to vote or to direct the voting of the stock; or

         - Investment power, which includes the power to dispose or direct the disposition of the stock; or

         - The right to acquire beneficial ownership within 60 days after March 29, 2004

       Name and Address                    Amount and Nature of      Percent of
     of Beneficial Owner                   Beneficial Ownership         Class
     -------------------                   --------------------         -----
John J. Remaley
4116 Kilmer Ave.                                  10,443(1)              5.3%
Allentown, PA 18104

Herman P. Snyder
5519 Route 873                                    13,500(2)             6.85%
Neffs, PA 18065

William F. and Alma P. Deibert
4801 E. Texas Rd.                                 11,720                5.95%
Allentown, PA 18106

CEDE & Co.
P.O. Box 20                                       28,410               14.41%
Bowling Green Station
New York, NY 10274

------------------------------
(1) Includes 4,250 shares owned individually by Mr. Remaley, 3126 shares owned directly by his spouse, 3,062 shares owned directly by his sons and five shares owned directly by his grandson.

(2) Includes 1,000 shares owned individually by Mr. Snyder, 4,000 shares owned jointly with his daughter, 4,000 shares owned jointly with his son, 2,750 shares owned directly by his son and 1,750 shares owned jointly by his daughter and son-in-law.

BENEFICIAL OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND NOMINEES

         The following table shows, as of March 29, 2004 the amount and percentage of Neffs Bancorp, Inc. common stock beneficially owned by each director, each nominee, each named executive officer and all directors, nominees and executive officers of the corporation as a group.

         Beneficial ownership of shares of Neffs Bancorp, Inc. common stock is determined in accordance with Securities and Exchange Commission Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

                  - Voting power, which includes the power to vote or to direct the voting of the stock; or

                  - Investment power, which includes the power to dispose or direct the disposition of the stock; or

                  - The right to acquire beneficial ownership within 60 days after March 29, 2004.

         Unless otherwise indicated in a footnote appearing below the table, all shares reported in the table below are owned directly by the reporting person. The number of shares owned by the directors, nominees and executive officers is rounded to the nearest whole share.

                                                        Amount and Nature
                                                          of Beneficial         Percent of
Name of Individual or Identity of Group                     Ownership             Class
---------------------------------------                     ---------             -----
Directors and Nominees
Robert B. Heintzelman                                          2,040(1)            1.04%
John J. Remaley                                               10,443(2)            5.30%
John F. Simock                                                 1,500(3)             .76%
Herman P. Snyder                                              13,500(4)            6.85%
Mary Ann Wagner                                                4,146(5)            2.10%
Kevin A. Schmidt                                               1,005(6)             .51%

Other Named Executives
Michael Bailey                                                    10(7)             .01%
Carol Jones                                                       10(8)             .01%
All Directors, Nominees and Executive
Officers as a Group (8 persons)                               32,654              16.57%

-------------------
(1) Includes 1,010 shares owned individually by Mr. Heintzelman, 4 shares owned directly by his spouse, 30 shares owned directly by his sons and daughters, 55 shares owned by jointly his mother and father, 250 shares owned jointly by his mother and brother, 606 shares owned directly by his mother, 45 shares owned directly by his brother, and 40 shares held directly by his nieces.

(2) Includes 4,250 shares owned individually by Mr. Remaley, 3126 shares owned directly by his spouse, 3,062 shares owned directly by his sons and five shares owned directly by his grandson.

(3) Includes 1,427 shares owned individually by Mr. Simock, 35 shares owned directly by his spouse, 8 shares owned directly by his son, 5 shares owned directly by his daughter-in-law, 15 shares owned directly by his grandsons, 5 shares owned directly by his son-in-law, and 5 shares owned directly by his daughter

(4) Includes 1,000 shares owned individually by Mr. Snyder, 4,000 shares owned jointly with his daughter, 4,000 shares owned jointly with his son, 2,750 shares owned directly by his son and 1,750 shares owned jointly by his daughter and son-in-law.

(5) Includes 2555 shares owned individually by Ms. Wagner, 791 shares owned individually by Ms. Wagner's daughters and 800 shares owned individually by Ms. Wagner's son-in -law.

(6) Includes 1,000 shares owned individually by Mr. Schmidt, 2 shares owned by Mr. Schmidt's brother, 2 shares owned by his sister-in-law and 1 share owned by his niece.

(7) The shares are held jointly with Mr. Bailey's spouse.

(8) The shares are held jointly with Mrs. Jones spouse.

EXECUTIVE OFFICERS

         The following table provides information, as of March 29, 2004 about the corporation's and the subsidiary's executive officers.

                                                    Principal Occupation For the Past Five Years and Position
    Name                            Age                  Held with Neffs Bancorp, Inc. and Subsidiaries
    ----                            ---                  ----------------------------------------------
Herman P. Snyder                     91          Chairman of the Board, The Neffs National Bank and Vice President,
                                                 Neffs Bancorp, Inc.

John J. Remaley                      69          President and Chief Executive Officer, Neffs Bancorp, Inc. and
                                                 President, The Neffs National Bank

Kevin A. Schmidt                     42          Executive Vice President and Chief Executive Officer, The Neffs
                                                 National Bank

Michael J. Bailey                    48          Cashier and Chief Operations Officer, The Neffs National Bank

Carol L. Jones                       55          Assistant Cashier and Operations Officer, The Neffs National Bank

                        COMPENSATION AND PLAN INFORMATION

EXECUTIVE COMPENSATION

         The following table summarizes the total compensation, for each of the last three years for John J. Remaley, Neffs Bancorp, Inc.'s Chief Executive Officer since 1986, and Kevin A. Schmidt, the The Neffs National Bank's Chief Executive Officer since 1995.

                           SUMMARY COMPENSATION TABLE


                                                                                       Long Term
                                                                                      Compensation
                                                                                      ------------
                                                                                  Awards       Payouts
                                                                                  ------       -------
                                                                                         Securities
                                               Annual Compensation                       Underlying
                                            ------------------------    Other Annual      Options/     LTIP     All Other
     Name and Principal Position         Year       Salary      Bonus   Compensation        SARs      Payouts  Compensation
     ---------------------------         ----       ------      -----   ------------        ----      -------  ------------
John J. Remaley, President and Chief     2003    $         0    $   0   $ 12,000.00(1)                         $   1,000.00(2)
Executive Officer, Neffs Bancorp,
Inc. and President, The Neffs
National Bank                            2002    $         0    $   0   $ 12,000.00(1)                         $   1,000.00(2)

                                         2001    $         0    $   0   $ 11,200.00(1)                         $   1,000.00(2)

Kevin A. Schmidt, Executive Vice         2003    $ 76,100.00    $   0   $  6,000.00(3)                         $   7,571.00(4)(5)
President and Chief Executive
Officer, The Neffs National Bank         2002    $ 75,000.00    $   0   $   6,000.00(3)                        $   7,844.00(4)(5)

                                         2001    $ 73,250.00    $   0   $   5,600.00(3)                        $   7,949.00(4)(5)

-----------------------
(1) These amounts represent directors fees only, Mr. Remaley does not receive a salary from the corporation or the bank.

(2) These amounts represent the banks contribution on behalf of Mr. Remaley to the bank's Director Retirement Fund.

(3)These amounts represent the fees paid to Mr. Schmidt for attending Board meetings.

(4) These amounts represent the bank's contribution on behalf of Mr. Schmidt to the Employee Profit Sharing and Retirement Trust Plan.

(5) These amount also represent $516.00, $516.00, $444.00 paid by the bank in 2003, 2002, and 2001 on behalf of Mr. Schmidt for Life insurance and $206.00, $203.00, $180.00 paid by the bank in 2003, 2002, and 2001 on behalf of Mr. Schmidt for disability insurance.

EMPLOYEE PROFIT SHARING AND RETIREMENT TRUST FUND PLAN

         The bank maintains and sponsors a defined contribution 401(k) savings and investment plan. The plan is administered by the bank and is subject to the Internal Revenue Code of 1986 and to the regulations promulgated thereunder. Participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974.

         Each bank employee who attains the age of 21, successfully completes any probationary period(s) and completes 1,000 hours of service per year may participate in the bonus (other than year-end bonus), or other direct remuneration to the plan. Generally, eligible employees may not contribute more than 15% of their compensation. Each year, the bank determines the amount, if any, which it will contribute to the plan. The bank's contributions to the 401(k) plan for each participant vest in 5 to 6 years from plan enrollment. The employee's contribution to the 401(k) plan vest immediately. The bank incurred expenses of $60,000.00, $61,000.00, and $59,000.00 for financial reporting purposes during 2003, 2002, and 2001 and respectively, in connection with the plan.

NEFFS BANCORP, INC. DIRECTORS' COMPENSATION

         Directors receive no remuneration for attendance at meetings of the Board of Directors of Neffs Bancorp, Inc. Each director of the bank received, in 2003, $1,000.00 dollars per month for attendance at Board meetings and committee meetings of the bank. In addition, directors receive $25.00 for each trip made in the course of performing site inspections, relating to mortgages, with a maximum of $1,250.00 per year. During 2003, the bank paid its directors $2,150.00 for site inspections. The bank also contributed $1,000 to each director's respective retirement plan with the bank.

         In the aggregate, the directors received $61,000.00 from the bank during the 2003 fiscal year.

         In addition, the bank paid Kevin A. Schmidt, the bank's Executive Vice President and Chief Executive Officer $6,000.00 in 2003 for his attendance at board meetings.

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

         Some of Neffs Bancorp, Inc.'s directors and executive officers and the companies with which they are associated were customers of and had banking transactions with Neffs Bancorp, Inc's subsidiary during 2003. All loans and loan commitments made to them and to their companies were made in the ordinary course of bank business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers of the bank, and did not involve more than a normal risk of collectibility or present other unfavorable features. Total loans to these persons at December 31, 2003, amounted to $920,000.00. Neffs Bancorp, Inc's subsidiary bank anticipates entering into similar transactions in the future.

         The bank employed the services of Simock Construction, Inc. during 2003 to repair the bank's main office and other property owned by the corporation. Simock Construction, Inc. is owned by the son of Director John F. Simock. The total amount of the transactions was $19,000.00.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The corporation's board of directors governs the corporation and its subsidiary. In fulfilling its fiduciary duties, the board of directors endeavors to act in the best interests of the corporation's shareholders, customers, and the communities served by the corporation and its subsidiary. To accomplish the corporation's strategic goals and objectives, the board of directors engages competent persons, who undertake to accomplish these objectives with integrity and with cost-effectiveness. The board of directors fulfills part of its strategic mission through the compensation of these individuals. The bank, the corporation's wholly-owned financial subsidiary, provides compensation to the corporation's and the bank's directors and employees.

         The corporation seeks to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The entire board of directors (comprised of the individuals named below) administers the compensation program. The board seeks to establish a fair compensation policy to govern the executive officers base salaries and incentive plans to attract and motivate competent, dedicated, and ambitious managers, whose efforts will enhance the corporation's products and services and will result in improved profitability, increased dividends to the shareholders, and subsequent appreciation in the market value of the corporation's shares.

         The board reviews and annually approves the compensation of the corporation's and the bank's top executives, including the chief executive officer/executive vice president and the chief operating officer.

         The board of directors does not deem Section 162(m) of the Internal Revenue Code (the IRC) to be applicable to the corporation at this time. The board of directors intends to monitor the future application of IRC Section 162(m) to the compensation paid to its executive officers; and, in the event that this section becomes applicable, the board of directors intends to amend the corporation's and the bank's compensation policies to preserve the deductibility of the compensation payable under the policies.

Neffs Bancorp, Inc. Chief Executive Officer Compensation

         The salary of the Chief Executive Officer of the corporation consists solely of director's fees. Mr. Remaley does not receive a salary from the corporation or the bank.

The Neffs National Bank Chief Executive Officer Compensation

         The board of directors established the bank's Chief Executive Officer's 2003 compensation of $76,100.00 an increase of $1,100.00 or 1.5% over his 2002 salary. The salary increase was based on a number of factors including: the corporation's and bank's performance as measured by earnings, revenues, expenses, return on assets, return on equity and total assets as well as state of the economy and potential effect on bank earnings. No direct correlation exists between the bank's Chief Executive Officer's compensation, the bank's Chief Executive Officer's increase in compensation, and any of the above criteria, nor does the board give any weight to any of the above specific individual criteria. The board subjectively determines the increase in the bank's Chief Executive Officer's compensation based on a review of all relevant information.

Executive Officers Compensation

         The board of directors increased the 2003 compensation of the corporation's and the bank's executive officers by approximately 1.3% over 2002 compensation. The board determined these increases based on its subjective analysis of the individual's contribution to the corporation's strategic goals and objectives. In determining whether the strategic goals have been achieved, the board considers numerous factors, including the following: the corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the board measured the performance and increases in compensation in light of these factors, no direct correlation exists between any specific criteria and an employee's compensation, nor does the board, in its analysis, attribute specific weight to any such criteria. The board makes a subjective determination after review of all relevant information, including the above.

         In addition to base salary, the corporation's and the bank's executive officers may participate in annual and long-term incentive plans including the bank's Employee Profit Sharing and Retirement Trust Fund Plan.

         General labor market conditions, the individual's specific responsibilities and the individual's contributions to the corporation's success influence total compensation opportunities available to the corporation's and the bank's employees. The board reviews individuals annually and strives to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, the corporation strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its executive officers.

         This report is furnished by Neffs Bancorp, Inc.'s board of directors, which performs the functions of a compensation committee.

                               BOARD OF DIRECTORS

                           John J. Remaley         Herman P. Snyder
                           Robert B. Heintzelman   John F. Simock
                           Mary Ann Wagner

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors is comprised of directors who meet Nasdaq standards for independence. The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised in 2003 and which is attached to this proxy statement.

         The Audit Committee met with management periodically during the year to consider the adequacy of the corporation's internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the corporation's independent accountants and with appropriate corporation financial personnel and internal accountants. The Audit Committee also discussed with the corporation's senior management and independent accountants the process used for certifications by the corporation's chief executive officer and chief financial officer which are required for certain of the corporation's filings with the Securities and Exchange Commission.

         The Audit Committee met privately at its regular meeting with both the independent accountants and the internal accountants, as well as with the chief financial officer on a number of occasions, each of whom has unrestricted access to the Audit Committee.

         The Audit Committee appointed Beard Miller Company LLP as the independent accountants for the corporation after reviewing the firm's performance and independence from management.

         Management has primary responsibility for the corporation's financial statements and the overall reporting process, including the corporation's system of internal controls.

         The independent accountants audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the corporation in conformity with generally accepted accounting principles and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee.

         The Audit Committee reviewed with management and Beard Miller Company LLP, the corporation's independent accountants, the corporation's audited financial statements and met separately with both management and Beard Miller Company LLP to discuss and review those financial statements and reports prior to issuance. Management has represented, and Beard Miller Company LLP has confirmed, to the Audit Committee, that the financial statements were prepared in accordance with generally accepted accounting principles.

         The Audit Committee received from and discussed with Beard Miller Company LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the corporation.

The Audit Committee also discussed with Beard Miller Company LLP matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees) of the Auditing Standards Board of the American Institute of Certified Public Accountants to the extent applicable. The Audit Committee implemented a procedure to monitor accountant independence, reviewed audit and non-audit services performed by Beard Miller Company LLP and discussed with the accountants their independence.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors and the Board has approved that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder ratification, the selection of Beard Miller Company LLP as Neff Bancorp, Inc.'s independent accountants for the year ending December 31, 2004.

         The Sarbanes-Oxley Act of 2002 and the auditor independence rules of the United States Securities and Exchange Commission require all public accounting firms who audit issuers to obtain pre-approval from their respective Audit Committee in order to provide professional services without impairing independence. Beard Miller Company LLP previously issued engagement letters to or obtained formal approval from the Audit Committee for certain services. These services are summarized below.

         The following fees were incurred for 2003 and 2002:

                                            YEAR ENDED DECEMBER 31,

                                             2003            2002
                                             ----            ----
Audit fees(1)................               $43,795        $37,015

Audit related fees(2).............            5,250          5,000

Tax fees........................                 --             --

All other fees(3)..................              --         24,850
                                            -------        -------

Total:                                      $49,045        $66,865
                                            =======        =======

--------------------
(1) Includes professional services rendered for the audit of the Corporation's annual financial statements and review of financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.

(2) Assurance and related services reasonably related to the performance of the audit or review of financial statements include the following: assistance with regulatory filings - 10-K and 10-Q and assistance with accounting for FASB No. 107.

(3) Other fees for 2002 include internal audit services.

         The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining Beard Miller Company LLP's independence.

                                 Audit Committee

                              John Simock, Chairman
                               Robert Heintzelman
                                 Mary Ann Wagner

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         The following graph compares the yearly dollar change in the cumulative total shareholder return on Neffs Bancorp, Inc.'s common stock against the cumulative total return of the S & P 500 Stock Index and the Neffs Bancorp Peer Group for the period of five fiscal years commencing January 1, 1999, and ending December 31, 2003. The graph shows the cumulative investment return to shareholders based on the assumption that a $100 investment was made on December 31, 1998, in each of Neffs Bancorp, Inc's common stock, the S & P 500 Stock Index and the Neffs Bancorp Peer Group. We computed returns assuming the reinvestment of all dividends. The shareholder return shown on the following graph is not indicative of future performance.

                               NEFFS BANCORP, INC.

                            TOTAL RETURN PERFORMANCE

                                  [LINE GRAPH]

                                                                         PERIOD ENDING
                                                -----------------------------------------------------------------
INDEX                                           12/31/98   12/31/99    12/31/00   12/31/01    12/31/02   12/31/03
-----------------------------------------------------------------------------------------------------------------
Neffs Bancorp, Inc.                              100.00     109.22      110.35     105.99      112.48     129.17
S&P 500*                                         100.00     121.11      110.34      97.32       75.75      97.40
Neffs Bancorp Peer Group**                       100.00      91.00       71.92      88.08      102.66     161.70

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2004. Used with permission. All rights reserved. crsp.com.

**The Neffs Bancorp Peer Group Index consists of Codorus Valley Bancorp, Inc., Fidelity D&D Bancorp, Inc., First Chester County Corporation, Norwood Financial Corporation, Penseco Financial Services Corp., Peoples First, Inc., and Premier Bancorp, Inc. (acquired 8/1/03)

SOURCE : SNL FINANCIAL LC, CHARLOTTESVILLE, VA                    (434) 977-1600
(C) 2004

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

          NEFFS BANCORP, INC. COMMON STOCK, S & P 500 & NEFFS BANCORP PEER GROUP

                            SECTION 16(a) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires Neffs Bancorp, Inc.'s directors, executive officers and shareholders who beneficially own more than 10% of Neffs Bancorp, Inc.'s outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Neffs Bancorp, Inc with the Securities and Exchange Commission. Based on a review of copies of the reports we received, and on the statements of the reporting persons, we believe that all Section 16(a) filing requirements were complied with in a timely fashion during 2003.

                          RATIFICATION OF SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has selected Beard Miller Company LLP as independent certified public accountants for the examination of its financial statements for the fiscal year ending December 31, 2004. Beard Miller Company LLP served as the corporation's independent certified public accountants for the year ended December 31, 2003.

          Beard Miller Company LLP has advised us that neither the firm nor any of its associates has any relationship with the corporation or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients.

         We expect a representative of Beard Miller Company LLP to be present at the Annual Meeting to respond to appropriate questions and to make a statement if the representative desires to do so.

         The Board of Directors recommends that the shareholders vote FOR ratification of the selection of Beard Miller Company LLP as independent certified public accountants for the fiscal year ending December 31, 2004.

                             ADDITIONAL INFORMATION

         Any shareholder may obtain a copy of Neffs Bancorp, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003, including the financial statements and related schedules and exhibits, required to be filed with the Securities and Exchange Commission, without charge, by submitting a written request to the Secretary, Neffs Bancorp, Inc., 5629 Route 873, PO Box 10, Neffs, Pennsylvania 18065, or visiting the SEC website at www.sec.gov/edgarhp.htm or by calling (610) 767-3875. You may also view these documents on our website at www.neffsnatl.com.

         Pursuant to Securities and Exchange Commission rules, Neffs Bancorp, Inc. intends to send a single proxy statement and annual report to multiple shareholders who share the same address and who have the same last name, unless we receive instructions to the contrary from one or more of the shareholders. This method of delivery is known as "householding." Upon written or oral request, a separate copy of the annual report and/or proxy statement, as applicable, will be delivered promptly to a security holder at a shared address to which a single copy of the documents was delivered or, if you wish to receive a separate proxy statement or annual report in the future send a written request to Dawn Hamm, Secretary Pro-Tem, Neffs Bancorp, Inc., 5629 Route 873, PO Box 10, Neffs, Pennsylvania 18065. If you are receiving multiple copies of the proxy statement and annual report and want to request one copy, please notify Dawn Hamm.

                                  OTHER MATTERS

         The Board of Directors knows of no matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of Board of Directors.

                                     FORM OF
                               NEFFS BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

I.       AUTHORIZATION

The Audit Committee of Neffs Bancorp, Inc. (the "Company") is a standing committee of the Board of Directors ("Board") authorized by the Company's Bylaws.

II.      PURPOSE

The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to (i) the integrity of the Company's financial statements and financial reporting process and the Company's systems of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the annual independent audit of the Company's financial statements, the engagement of the independent auditors and the evaluation of the independent auditors' qualifications, independence and performance; (iv) the Company's compliance with legal and regulatory requirements, including the Company's disclosure controls and procedures; (v) the fulfillment of the other responsibilities set out herein; and (vi) monitor the Company's compliance with the Code of Conduct. The report of the Audit Committee required by the rules of the Securities and Exchange Commission ("SEC") shall be included in the Company's annual proxy statement.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors. In carrying out its oversight responsibilities, as permitted under the Pennsylvania Business Corporation Law of 1988, as amended, the Audit Committee members are entitled to rely in good faith on the expertise, integrity and knowledge of management, the internal and independent auditors and corporate counsel.

III.     MEMBERSHIP AND STRUCTURE

The Audit Committee shall be comprised of at least three members of the Board, and the members shall meet the independence, experience, and expertise requirements of applicable laws and regulations (including the Sarbanes-Oxley Act of 2002).

All members of the Audit Committee will have a general understanding of finance and accounting practices and each member shall be free of any relationship that, in the opinion of the Board would, under applicable laws and regulations, make the director not independent. The Board will determine if any member is a "financial expert" as defined by the SEC.

IV.      AUTHORITY

The Audit Committee shall have the sole authority to select, evaluate, appoint, and replace the independent auditors (subject to shareholder ratification) and shall approve in advance all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management, but shall not delegate these responsibilities.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Audit Committee. The Company shall provide funding, as determined by the Audit Committee, for payment of compensation to the independent auditors and to any advisors employed by the Audit Committee. Any communications between the Audit Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Audit Committee will take all necessary steps to preserve the privileged nature of those communications.

The Audit Committee may form and delegate authority to subcommittees, comprised of one or more members of the Committee, as necessary or appropriate. Each subcommittee shall have the full power and authority of the Audit Committee.

The Audit Committee may conduct or authorize investigations into any matter, within the Audit Committee's scope of responsibilities, brought to its attention.

V.       DUTIES AND RESPONSIBILITIES

The Audit Committee shall have the following duties and responsibilities:

Meetings and Access

     - Meet on a regular basis at least four times each year, including at least once each quarter. The Audit Committee may hold special meetings upon the call of the Chair of the Committee. At Committee meetings, a majority of the total members will constitute a quorum.

     - Meet separately, periodically, with management, independent auditors, chief audit executives and any other Company Committees that the Audit Committee determines appropriate.

     - Minutes shall be kept by a member of the Audit Committee or a person designated by the Audit Committee.

     -   Regularly report to the Board on the Audit Committee's activities.

     -   Annually review and evaluate its own performance.

     - Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     Financial Statement and Disclosure Matters

     - Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     - Prepare annually a report for inclusion in the Company's proxy statement relating to its annual shareholders meeting. In that report, the Audit Committee will state whether it has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as that statement may be modified or supplemented from time to time; (iii) received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard 1, as that standard may be modified or supplemented from time to time, and has discussed with the independent auditors, the independent auditors' independence.

     - Review and discuss with management and the independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

     - Discuss generally the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies to the extent required by applicable law or listing standards. The Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

     - Receive a disclosure from the Chief Executive Officer and Chief Financial Officer during their certification process for the 10-K and 10-Q's about (i) any significant deficiencies in design or operation of internal controls or material weaknesses therein and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls.

     - At least annually prior to the filing of the Audit Report with the SEC (and more frequently if appropriate), review and discuss reports from the independent auditors on, among other things, certain:

              -   Critical accounting policies and practices to be used;

              - Alternative treatments of financial information within generally accepted accounting principles;

              - Other material written communications between the independent auditors and management, such as any management letter and the Company's response to such letter or schedule of unadjusted differences; and

              - Difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and communications between the audit team and the audit firm's national office with respect to difficult auditing or accounting issues presented by the engagement.

     - Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     - Review and discuss with management and the independent auditors, at least annually, significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the Company's selection or application of accounting principles, and recent professional, accounting and regulatory pronouncements and initiatives, and understand their impact on the Company's financial statements.

     - Review with management the Audit Committee's evaluation of the Company's internal control structure and procedures for financial reporting and review periodically, but in no event less frequently than quarterly, management's conclusions about the efficacy of such internal controls and procedures, including any significant deficiencies in, or material noncompliance with such controls and procedures.

     - Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

Authorization of the Company's Whistleblower's Policy

     - Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

Oversight of the Company's Relationship with the Independent Auditors

     -   The independent auditor shall report directly to the Audit Committee;

     - Receive and discuss a report from the independent auditors at least annually regarding:

              -   The independent auditors' internal quality-control procedures;

              - Any material issues raised by the most recent quality-control review, or peer review (if applicable), of the independent auditors, or by any inquiry or investigation by governmental professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors;

              -   Any steps taken to deal with any such issues; and

              - All relationships between the independent auditors and the Company, in order to assess the independent auditors' independence.

     - Approve guidelines for the retention of the independent auditors for any non-audit services and determine procedures for the approval of audit and non-audit services in advance. In accordance with such procedures, the Audit Committee shall approve in advance any audit or non-audit services provided to the Company by the independent auditors, all as required by applicable law or listing standards. Pre-approval authority may be delegated to one or more members of the Audit Committee.

     -   Review and discuss the scope and plan of the independent audit.

     - Evaluate the qualifications, performance and independence of the independent auditors, including whether the provision of non-audit services is compatible with maintaining the auditors' independence, and taking into account the opinions of management and the Company's legal counsel. This shall include a review and discussion of the annual communication as to independence delivered by the independent auditors (Independence Standards Board Standard No. 1 - "Independence Discussions with Audit Committees.") The Audit Committee shall present its conclusions to the Board, and if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditors.

     - Recommend to the Board, policies for the Company's hiring of employees or former employees of the independent auditors which guidelines shall meet the requirements of applicable law and listing standards.

Oversight of Audit and Risk Review ("ARR")

The Audit Committee may contract for internal audit services as necessary to assess the adequacy and effectiveness of internal accounting controls, financial systems or financial statements, and the accuracy of management reporting and compliance with laws, regulations and Company policy. As used in this section, the "lead or coordinating auditor" refers to the Company's internal auditor or if such services are outsourced, to the auditor of the public accounting firm primarily responsible for the Company's internal audit functions.

     - Review and discuss the appointment and replacement of the lead or coordinating auditor.

     - Review and discuss the ARR findings that have been reported to management, management's responses, and the progress of the related corrective action plans.

     - Review and evaluate the adequacy of the work performed by the lead or coordinating auditor and ARR, and ensure that ARR is independent and has adequate resources to fulfill its duties, including implementation of the annual audit plan.

Compliance Oversight Responsibilities

     - Review periodically with management and the independent auditors any correspondence with, or other action by, regulators or governmental agencies, any material legal affairs of the Company and the Company's compliance with applicable law and listing standards.

     - Review and discuss the report of the lead or coordinating auditor regarding the expenses of, the perquisites paid to, and the conflicts of interest, if any, of members of the Company's senior management.

     - Review and discuss with management and the independent auditor any correspondence with, or the findings of any examinations by, regulatory agencies, published reports or auditor observations that raise significant issues regarding the Company's financial statements or accounting policies.

     - Obtain regular updates from management and Company counsel regarding compliance matters and legal matters that may have a significant impact on the financial statements or the Company's compliance policies.

Advise the Board with respect to policies and procedures regarding compliance with the Company's Code of Conduct including review of the process for communicating the Code of Conduct to Company personnel and for monitoring compliance.

                               NEFFS BANCORP, INC
                                      PROXY
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 12, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, as holder of common stock of Neffs Bancorp, Inc (the "Corporation") hereby constitutes and appoints Velma Wehr and Ronald Gildner and each or any of them, proxy holders of the undersigned, with full power of substitution and to act without the other, to vote all of the shares of the Corporation that the undersigned may be entitled to vote at the NOVA Building, 2375 Levans Rd., Coplay, Pennsylvania on May 12, 2004 at 8 p.m., eastern standard time, and at any adjournment or postponement thereof, as indicated upon the matters described in the proxy statement.

           PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.

                                                I plan to attend the meeting [ ]

      1. ELECTION OF 2 DIRECTORS OF THE CORPORATION FOR 3 YEAR TERMS:

         Nominees:     Robert B. Heintzelman           Kevin A. Schmidt

                       [ ] FOR all nominees            [ ] WITHHOLD AUTHORITY
                       listed above (except as         to vote for all nominees
                       marked to the contrary below)*  listed above


         The Board of Directors recommends a vote FOR all these nominees.

*Instruction: To withhold authority to vote for any individual nominees(s), write that nominee's name(s) on the space provided below:

________________________________________________________________________________
      2. RATIFICATION OF THE SELECTION OF BEARD MILLER COMPANY LLP, CERTIFIED PUBLIC ACCOUNTANTS, AS THE INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2004.

         [ ] FOR           [ ] AGAINST             [ ] ABSTAIN

         The Board of Directors recommends a vote FOR this proposal.

________________________________________________________________________________
      3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR EACH PROPOSAL.

Dated :___________________,2004         ________________________________________
                                        Signature of Shareholder

                                        ________________________________________
                                        Signature of Shareholder

Neffs Bancorp, Inc. has 197,091 outstanding shares held as of the Record Date of March 29, 2004.

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER(S) AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE DATE AND SIGN EACH CARD AND RETURN ALL PROXY CARDS IN THE ENCLOSED ENVELOPE.

            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.